UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	File No. 333-156020
Pre-Effective Amendment No.	□
Post-Effective Amendment No. 10	☑
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	File No. 811-21610
Amendment No. 78	☑
(Check appropriate box or boxes.)
Nationwide VLI Separate Account - 7

(Exact Name of Registrant)
Nationwide Life Insurance Company

(Name of Depositor)
One Nationwide Plaza, Columbus, Ohio 43215

(Address of Depositor's Principal Executive Offices) (Zip Code)
(614) 249-7111

Depositor's Telephone Number, including Area Code
Robert W. Horner III, Vice President Corporate Governance and Secretary,
One Nationwide Plaza, Columbus, Ohio 43215

(Name and Address of Agent for Service)
January 1, 2014

Approximate Date of Proposed Public Offering
It is proposed that this filing will become effective (check appropriate box)
□	immediately upon filing pursuant to paragraph (b)
☑	on January 1, 2014 pursuant to paragraph (b)
□	60 days after filing pursuant to paragraph (a)(1)
□	on (date) pursuant to paragraph (a)(1)
If appropriate, check the following box:
□	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus supplement dated January 1, 2014
to the following prospectus(es):
Nationwide YourLife® Survivorship VUL - New York prospectus dated May 1, 2013
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
Effective January 1, 2014, the following provisions of this prospectus are amended as follows:
1.	For policies with an issue date on or after January 1, 2014, the following Surrender Charge deductions in the In Summary:Fee Tables section have changed.
In Summary: Fee Tables
The following tables describe the fees and expenses assessed under the policy. The rates in these tables may be rounded up to the nearest one-hundredth decimal. These tables should be read in conjunction with the corresponding section of this prospectus that describes the fee or expense in more detail. All charges deducted from the policy's Cash Value are taken proportionally from the Sub-Accounts and the Fixed Account except where noted.
The first table describes the fees and expenses that a policy owner will pay at the time the policy owner buys the policy, surrenders the policy, or transfers Cash Value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Surrender Charge[4]	Upon surrender, policy Lapse, or certain Base Policy Specified Amount decreases
Maximum:		$44.96 per $1,000 of Base Policy Specified Amount
Minimum:		$0.61 per $1,000 of Base Policy Specified Amount
Representative: male, issue age 55, non-tobacco and female, issue age 55, non-tobacco, Total Policy Specified Amount and Base Policy Specified Amount $1,000,000, Death Benefit Option 1 and a complete surrender of the policy in year one		$24.64 per $1,000 of Base Policy Specified Amount
[4]	The maximum Surrender Charge calculation assumes both Insureds are female; Issue Ages 60 and 59; both tobacco; with Substandard Ratings; Death Benefit Option 1 and a full surrender is taken during the first policy year. The minimum charge calculation assumes one Insured is male; Issue Age 35; tobacco preferred; one Insured is female; Issue Age 27; tobacco preferred; no Substandard Ratings; and a full surrender is taken during policy year eight, see Surrender Charge.
VLP-0106NY-3

Supplement dated January 1, 2014
to the following Statement of Additional Information:
Nationwide YourLife® Survivorship VUL - New York Statement of Additional Information dated May 1, 2013
This supplement updates certain information contained in your Statement of Additional Information. Please read it and keep it with your Statement of Additional Information for future reference.
Effective January 1, 2014, the following provisions of this Statement of Additional Information are amended as follows:
1.	For policies with an issue date on or after January 1, 2014, the Maximum Surrender Charge Calculation has changed.
Maximum Surrender Charge Calculation
The maximum Surrender Charge under the policy is based on the following calculation:
Maximum Surrender Charge = the lesser of (1) or (2) where:
(1)	is [the lesser of (A x B; or C) + D – (E - F)] x G x I; and
(2)	is the greater of:
	a.	0; or
	b.	([the lesser of (A x B; or C) + D – (E - F)] – H) x I

Where:
A	=	the lesser of $40 per $1,000 of Base Policy Specified Amount and the amount of Premium that, if paid each year to the Maturity Date, would keep the policy In Force assuming: maximum guaranteed charges apply and investment in the fixed account only at a 4.5% rate of interest. This factor varies with the characteristics of the Insureds;
B	=	125%;
C	=	the lesser of $40 per $1,000 of Base Policy Specified Amount and 125 % times the amount of Premium that, if paid each year to the Maturity Date, would keep the policy In Force assuming: maximum guaranteed charges apply and investment in the fixed account only at a 4.5% rate of interest. This factor varies with the characteristics of the Insureds;
D	=	$10 per $1,000 of Base Policy Specified Amount;
E	=	guaranteed maximum first year charges assuming investment in the fixed account only;
F	=	the average of the guaranteed maximum charges for policy years 2 through 20, assuming investment in the fixed account only;
G	=	a Surrender Charge reduction percentage used to determine the applicable Surrender Charge as a percentage of the maximum first year Surrender Charge. This percentage is determined based on the characteristics of the Insureds; and
H	=	sum of all underwriting and distribution charges from year 2 to the current policy year.
I	=	a Surrender Charge reduction percentage that varies by the duration of the policy. These percentages range between 0% and 95%.

Incorporation by Reference
The prospectus supplements dated May 9, 2013, June 14, 2013, August 9, 2013, and October 1, 2013 and the prospectus and statement of additional information and Part C that were effective May 1, 2013, previously filed with the Commission under SEC file No. 333-156020, are hereby incorporated by reference and made a part of this registration statement.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Rule 485(b) under the Securities Act of 1933 for effectiveness of the Registration Statement and has caused this Registration Statement to be signed by the undersigned, duly authorized, in the City of Columbus, and State of Ohio, on December 4, 2013.
Nationwide VLI Separate Account - 7
(Registrant)
Nationwide Life Insurance Company
(Depositor)
By: /s/ JAMIE RUFF CASTO
Jamie Ruff Casto Attorney-in-Fact
As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated, on December 4, 2013.
KIRT A. WALKER
Kirt A. Walker, President and Chief Operating Officer, and Director
MARK R. THRESHER
Mark R. Thresher, Executive Vice President and Director
TIMOTHY G. FROMMEYER
Timothy G. Frommeyer, Senior Vice President-Chief Financial Officer and Director
ERIC S. HENDERSON
Eric S. Henderson, Senior Vice President - Individual Products & Solutions and Director
JOHN L. CARTER
John L. Carter, Senior Vice President - Distribution and Sales and Director
STEPHEN S. RASMUSSEN
Stephen S. Rasmussen, Director
By /s/ JAMIE RUFF CASTO
Jamie Ruff Casto Attorney-in-Fact